Leases	6 Months Ended
Dec. 31, 2024
Leases [Abstract]
Leases

Note 12 – Leases

The Company determines if a contract contains a lease at inception. US GAAP requires that the Company’s leases be evaluated and classified as operating or finance leases for financial reporting purposes. The classification evaluation begins at the commencement date and the lease term used in the evaluation includes the non-cancellable period for which the Company has the right to use the underlying asset, together with renewal option periods when the exercise of the renewal option is reasonably certain and failure to exercise such option which result in an economic penalty.

In July 2023, the Company entered a lease agreement for office space in Dubai, United Arab Emirates from August 4, 2023, through August 3, 2025, with a rental fee of $8,621 per month. The Company recognized the operating lease ROU assets and lease liabilities on lease inception on August 4, 2023.

The components of the lease expenses consist of the following:

	For Six Months Ended
	December 31, 2024	December 31, 2023
	(Unaudited)	(Unaudited)
Operating lease cost
Lease expenses	$51,728	$43,107
Lease expenses – short-term	1,406	558
Total lease expenses	$53,134	$43,665

Weighted-average remaining term and discount rate related to leases were as follows:

	As of December 31, 2024	As of June 30, 2024

Weighted-average remaining term
Operating lease	0.59 year	1.09 year
Weighted-average discount rate
Operating lease	5.40%	5.40%

The Company’s commitments for minimum lease payment under these operating leases as of December 31, 2024, are as follows:

Twelve months Ending December 31,	Operating Lease Amount
2025	$206,913
Thereafter	-
Total minimum lease payments	206,913
Less: discount	(1,071)
Present value of minimum lease payments	$205,842